Putnam
Voyager
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Unfortunately, we must report a decline for Putnam Voyager Fund, and this task is made no easier by having to add that for the semiannual period ended January 31, 2003, the fund lagged both its benchmark index and the Lipper average for its peer group. Details are on page 6.

There are, however, two bright spots we would like to share in the hope that they will bring you some comfort. The first is to note that most of the distress is being caused by the ongoing lackluster performance of both the economy and the stock market and to remind you that we believe such challenging circumstances do not last forever. The second is to point out that in pursuing a strategy of selecting stocks on a company-by-company basis, the fund's managers have sought those which they believe have the greatest long-term potential rather than those that might bring quick gains but only temporary relief.

Meanwhile, we would like you to know how much we appreciate your continued confidence in Putnam, especially as we look back on one of the most challenging periods in recent investment history. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their patience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 19, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Growth and
Specialty Growth teams

Putnam Voyager Fund declined in value over the six-month period ended January 31, 2003 -- the first half of its 2003 fiscal year. Moreover, the performance of class A shares at net asset value was below the result of the fund's benchmark, the Russell 1000 Growth Index, and below the median of its peer group, the Lipper Large-Cap Growth Funds category.

We attribute the fund's underperformance to our preference for companies that we believe can be growth leaders for a sustained period. Such stocks lagged during the market's rally in October and November, when other stocks that, in our opinion, had a more challenging outlook led the market, apparently based on hopes that the economy would be strong enough to help these companies overcome hurdles. While we regret the fund's underperformance, we believe we maintained appropriate positioning to meet the fund's long-term growth objective.

Total return for 6 months ended 1/31/03

    Class A        Class B         Class C          Class M      Class R
  NAV     POP     NAV   CDSC      NAV   CDSC      NAV     POP      NAV
------------------------------------------------------------------------
 -7.30% -12.64%  -7.61% -12.23%  -7.62% -8.54%   -7.51% -10.72%  -7.44%
------------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND LAGGED IN MID-PERIOD RALLY

The fund's semiannual period witnessed the same unusual volatility that has characterized stocks for much of the past three years. A steep market slide occurred in September and early October, prompted in part by the Bush administration's more aggressive stance toward Iraq. Then a significant recovery began, including a strong surge in November. However, with renewed talk of military action in the Middle East in December and January, stocks gradually retreated.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals              15.4%

Retail                       10.4%

Software                      6.5%

Health-care services          5.7%

Computers                     5.0%

Footnote reads:
*Based on net assets as of 1/31/03. Holdings will vary over time.

"The risks of war are hanging heavily on the market, but fundamental earnings performance has improved. Once geopolitical risks are resolved, we are watching for an increase in business spending to spark a more positive tone in the market."

-- Brian O'Toole, Portfolio Leader


The biggest beneficiaries during October and November were many stocks that had significantly underperformed the market for much of the year. These companies had been out of favor because of their recent profit declines and the risks to their potential future profitability. Instead of trying to buy exposure to these stocks, we stayed committed to companies that had done a better job posting profits in 2002's adverse economy, and that we thought would continue to do well for the foreseeable future. We believe this positioning was consistent with the fund's mandate to invest in high-quality large companies that are growing and, based on our research, appear likely to continue growing.

* TEAM FAVORED TOUGH COMPETITORS

Recent economic and market conditions have presented many challenges to businesses. In the third quarter of 2002, U.S. gross domestic product grew by about 4%, but that level dropped to a little over 1% in the fourth quarter, and much of it was due to government rather than business spending. In these conditions, especially, we believed it was necessary to favor high-quality companies that compete well for sales and manage costs in both favorable and adverse conditions. Our stock selection strategy relies on fundamental analysis of each company's earnings growth. We have developed proprietary methods to test our assumptions about which companies are best positioned to continue growing.

As a recent example of our emphasis on strong competitors, we have owned Intel and Dell among the fund's top ten holdings in spite of the generally difficult climate for technology stocks. During much of 2002, Dell increased its domination of the consumer PC market and the stock advanced during the period. Although Intel declined during the period, the company continues to innovate in the semiconductor industry. While growth in the technology sector is still less than robust, we believe these companies are among the best positioned to benefit from a healthier environment.

Fund Profile

Putnam Voyager Fund seeks capital appreciation by investing in stocks of companies believed to offer above-average growth potential. The fund invests in a diversified portfolio of large and midsize companies across a range of industries. The fund targets companies with sales and profits that Putnam believes are likely to grow faster than the overall economy. The fund may be appropriate for investors seeking growth of capital and broad exposure to growth-oriented companies.

Three other top holdings were pharmaceutical companies. This industry weakened during the period because the patents of many profitable drug products have expired or will expire soon. Pharmacia, one of our holdings is an exception, in our view, because it has an above-average pipeline of new products. This was one of the reasons that another top fund holding, Pfizer, decided to acquire Pharmacia. We believe the merger will create a true pharmaceutical powerhouse. Another large health-care holding, Amerisource-Bergen, demonstrated its quality by achieving a large increase in corporate earnings in 2002 in spite of the uneven economy. This is the kind of signal we look for when considering a company's long-term growth potential. However, during the period the stock underperformed the market.

* CONSUMER SPENDING PROVIDED RELATIVE STRENGTH

While no area of the market was exempt from volatility, companies more exposed to consumer spending were in a somewhat better position than companies dependent on business investment. People continued to buy houses and cars at a fairly strong clip in the second half of last year, though growth in holiday sales was disappointing.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
Software

General Electric Co.
Conglomerates

Johnson & Johnson
Pharmaceuticals

Pfizer, Inc.
Pharmaceuticals

Wal-Mart Stores, Inc.
Retail

Intel Corp.
Electronics

Cisco Systems, Inc.
Communications equipment

Amgen, Inc.
Biotechnology

Pharmacia Corp.
Pharmaceuticals

Dell Computer Corp.
Computers

Footnote reads:
These holdings represent 28.2% of the fund's net assets as of 1/31/03. Portfolio holdings will vary over time.


Holdings in the fund that benefited from this trend included Starbucks, one of the fund's mid-capitalization stocks. This coffee chain continued to add stores and its sales increased in existing stores, a key sign of strength for a retail chain. The stock appreciated in the period. In the consumer staples sector, one of the fund's top holdings was Procter & Gamble. The stock declined but had strong earnings and outperformed the general market. Lowe's, the large chain of home-improvement stores, performed well against its competitors, but the stock's price declined. Bed, Bath, and Beyond, a retail chain selling home furnishings, continued to expand, and its rising share price reflected its strength.

The financial sector had a mix of results. U.S. Bancorp outperformed the market as it benefited from record-setting home sales and mortgage refinancings. Another large bank holding, Fifth Third Bancorp, declined in the period. Also, American International Group, or AIG, had negative results as it faced mounting claims for workers' compensation and from liability policies for corporate executives faced with lawsuits.

* WAR WORRIES WEIGH DOWN 2003 EXPECTATIONS

Although 2003 began with indications of market optimism, since mid January negative sentiments have returned and pushed stock prices steadily downward. Corporate governance issues and geopolitical risks, including the prospect of military conflict in the Middle East, continue to sour market sentiment. Amid escalating war rhetoric, consumers and business leaders tend to postpone major spending decisions. However, we still see some reasons for optimism. Even an event as dangerous as war does not last indefinitely. On a fundamental basis, stocks look attractive. We saw an improvement in corporate earnings in the second half of 2002, and we believe that further improvement is on the way. Interest rates are low and it appears that many companies have achieved better control of their costs. We believe it is reasonable to anticipate that company profits could grow at their historical long-term rates and this could provide support for stocks to rally from their current levels during the course of 2003. Given current risks, of course, we will continue to focus our research on identifying the strongest, most effective competitors.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/03, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Large-Cap Growth and Specialty Growth teams. The members of the Large-Cap Growth Team are Brian O'Toole (Portfolio Leader), Tony Elavia (Portfolio Member), and David Santos. The members of the Specialty Growth Team are Eric Wetlaufer (Portfolio Member), Dana Clark, Kenneth Doerr, Roland Gillis, Daniel Miller, Michael Mufson, Margery Parker, Anthony Sellitto, and Richard Weed.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended January 31, 2003. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy.



TOTAL RETURN FOR PERIODS ENDED 1/31/03

                           Class A        Class B         Class C         Class M    Class R
(inception date)          (4/1/69)       (4/27/92)       (7/26/99)       (12/1/94)  (1/21/03)
                        NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP    NAV
--------------------------------------------------------------------------------------------
6 months              -7.30% -12.64%  -7.61% -12.23%  -7.62%  -8.54%  -7.51% -10.72%  -7.44%
--------------------------------------------------------------------------------------------
1 year               -26.91  -31.12  -27.45  -31.07  -27.45  -28.18  -27.24  -29.79  -27.08
--------------------------------------------------------------------------------------------
5 years               -9.94  -15.11  -13.27  -14.49  -13.18  -13.18  -12.12  -15.20  -11.07
Annual average        -2.07   -3.22   -2.81   -3.08   -2.79   -2.79   -2.55   -3.24   -2.32
--------------------------------------------------------------------------------------------
10 years             113.08  100.85   97.61   97.61   97.80   97.80  102.77   95.66  107.75
Annual average         7.86    7.22    7.05    7.05    7.06    7.06    7.32    6.94    7.59
--------------------------------------------------------------------------------------------
Annual average
(life of fund)        11.51   11.32   10.49   10.49   10.67   10.67   10.79   10.67   11.23
--------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/03

                                                            Lipper Large-Cap
                        Russell 1000          S&P 500         Growth Funds
                        Growth Index*          Index*          category+
------------------------------------------------------------------------------
6 months                   -6.01%              -5.26%           -6.68%
------------------------------------------------------------------------------
1 year                    -28.37              -23.02           -28.46
------------------------------------------------------------------------------
5 years                   -22.10               -6.48           -17.37
Annual average             -4.87               -1.33            -4.07
------------------------------------------------------------------------------
10 years                   88.83              135.96            75.64
Annual average              6.56                8.97             5.49
------------------------------------------------------------------------------
Annual average
(life of fund)                --                  --             8.29
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns (available to qualified plans only) have no initial sales charge and no deferred sales charge. Performance for class B, C, M and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*The inception date of the Russell 1000 Growth Index was December 31, 1978, and the inception date of the S&P 500 Index was December 31, 1969. Both were after the fund's inception.

+Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/03, there were 668, 641, 311, and 88 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/03

                   Class A      Class B      Class C      Class M      Class R
------------------------------------------------------------------------------
Distributions
(number)             1            --           --           --              --
------------------------------------------------------------------------------
Income            $0.0001        $--          $--          $--             $--
------------------------------------------------------------------------------
Capital gains        --           --           --           --              --
------------------------------------------------------------------------------
  Total           $0.0001        $--          $--          $--             $--
------------------------------------------------------------------------------
Share value:    NAV     POP      NAV          NAV        NAV     POP      NAV
------------------------------------------------------------------------------
7/31/02       $13.42  $14.24  $11.96       $13.13       $12.79  $13.25      --
------------------------------------------------------------------------------
1/21/03*          --      --      --           --           --      --  $12.98
------------------------------------------------------------------------------
1/31/03        12.44   13.20   11.05        12.13        11.83   12.26   12.44
------------------------------------------------------------------------------

*Inception date of class R shares.



TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                     Class A        Class B         Class C         Class M      Class R
(inception date)    (4/1/69)       (4/27/92)       (7/26/99)       (12/1/94)    (1/21/03)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP     NAV
--------------------------------------------------------------------------------------------
6 months        -11.86% -16.93% -12.13% -16.52% -12.11% -12.99% -12.00% -15.09% -11.98%
--------------------------------------------------------------------------------------------
1 year          -26.53  -30.77  -27.05  -30.70  -27.04  -27.77  -26.85  -29.41  -26.74
--------------------------------------------------------------------------------------------
5 years          -8.17  -13.45  -11.55  -12.80  -11.41  -11.41  -10.35  -13.49   -9.31
Annual average   -1.69   -2.85   -2.42   -2.70   -2.39   -2.39   -2.16   -2.86   -1.94
--------------------------------------------------------------------------------------------
10 years        117.50  105.03  101.89  101.89  101.91  101.91  107.20   99.95  111.97
Annual average    8.08    7.44    7.28    7.28    7.28    7.28    7.56    7.17    7.80
--------------------------------------------------------------------------------------------
Annual average
(life of fund)   11.61   11.42   10.59   10.59   10.78   10.78   10.89   10.77   11.33
--------------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or a CDSC and are available only to certain defined contribution plans.


COMPARATIVE BENCHMARKS

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chose for their growth orientation.

S&P 500 Index is an unmanaged index of common stock  performance.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2003 (Unaudited)

COMMON STOCKS (99.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,357,400 Interpublic Group of Cos., Inc. (The)                                               $17,469,736
            924,400 Lamar Advertising Co. (NON)                                                          32,150,632
                                                                                                      -------------
                                                                                                         49,620,368

Aerospace and Defense (0.6%)
-------------------------------------------------------------------------------------------------------------------
            354,100 L-3 Communications Holdings, Inc. (NON)                                              15,853,057
            767,700 Lockheed Martin Corp.                                                                39,191,085
            546,195 United Technologies Corp.                                                            34,727,078
                                                                                                      -------------
                                                                                                         89,771,220

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,512,800 Southwest Airlines Co.                                                               19,742,040

Automotive (0.3%)
-------------------------------------------------------------------------------------------------------------------
            693,000 General Motors Corp.                                                                 25,176,690
            468,000 Lear Corp. (NON)                                                                     18,860,400
                                                                                                      -------------
                                                                                                         44,037,090

Banking (4.4%)
-------------------------------------------------------------------------------------------------------------------
            608,600 Bank of America Corp.                                                                42,632,430
            575,700 Bank One Corp.                                                                       21,018,807
            623,400 Commerce Bancorp, Inc.                                                               27,361,026
            860,300 Doral Financial Corp.                                                                25,679,955
            847,800 Fifth Third Bancorp                                                                  45,230,130
            576,600 Golden West Financial Corp.                                                          42,397,398
            768,500 Greenpoint Financial Corp.                                                           33,130,035
            701,200 Investors Financial Services Corp.                                                   19,584,516
          2,335,900 National City Corp.                                                                  64,938,020
            818,400 South Trust Corp.                                                                    21,327,504
            976,879 State Street Corp.                                                                   38,674,640
            985,500 SunTrust Banks, Inc.                                                                 55,828,575
            267,800 TCF Financial Corp.                                                                  11,676,080
          4,223,117 U.S. Bancorp                                                                         89,107,769
            759,100 Washington Mutual, Inc.                                                              26,150,995
          2,256,652 Wells Fargo & Co.                                                                   106,897,605
            767,800 Zions Bancorp.                                                                       31,802,276
                                                                                                      -------------
                                                                                                        703,437,761

Beverage (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,444,822 Anheuser-Busch Cos., Inc.                                                            68,585,700
            795,200 Coca-Cola Co. (The)                                                                  32,173,792
          2,155,600 Coca-Cola Enterprises, Inc.                                                          47,487,868
          3,876,857 Pepsi Bottling Group, Inc. (The)                                                     98,278,325
          6,785,121 PepsiCo, Inc.                                                                       274,661,698
                                                                                                      -------------
                                                                                                        521,187,383

Biotechnology (3.0%)
-------------------------------------------------------------------------------------------------------------------
          6,210,244 Amgen, Inc. (NON)                                                                   316,474,034
            999,400 Genzyme Corp. (NON)                                                                  32,270,626
          1,450,100 Gilead Sciences, Inc. (NON)                                                          50,608,490
          2,620,000 MedImmune, Inc. (NON)                                                                78,049,800
                                                                                                      -------------
                                                                                                        477,402,950

Broadcasting (1.0%)
-------------------------------------------------------------------------------------------------------------------
            857,180 Clear Channel Communications, Inc. (NON)                                             34,355,774
          2,906,900 Viacom, Inc. Class B (NON)                                                          112,060,995
            403,900 Westwood One, Inc. (NON)                                                             15,069,509
                                                                                                      -------------
                                                                                                        161,486,278

Cable Television (0.5%)
-------------------------------------------------------------------------------------------------------------------
            652,828 Comcast Corp. Class A (NON)                                                          17,384,810
          2,395,700 Echostar Communications Corp. Class A (NON)                                          62,168,415
                                                                                                      -------------
                                                                                                         79,553,225

Chemicals (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,762,600 3M Co.                                                                              219,531,830
            376,400 Eastman Chemical Co.                                                                 12,884,172
            290,700 Lubrizol Corp. (The)                                                                  8,642,511
            868,700 Rohm & Haas Co.                                                                      26,799,395
                                                                                                      -------------
                                                                                                        267,857,908

Commercial and Consumer Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
            568,700 Choicepoint, Inc. (NON)                                                              20,473,200
            728,700 Cintas Corp.                                                                         30,095,310
            240,600 Ecolab, Inc.                                                                         11,861,580
            489,800 H&R Block, Inc.                                                                      18,558,522
          1,164,800 Paychex, Inc.                                                                        29,329,664
                                                                                                      -------------
                                                                                                        110,318,276

Communications Equipment (3.1%)
-------------------------------------------------------------------------------------------------------------------
         24,654,059 Cisco Systems, Inc. (NON)                                                           329,624,769
          2,294,700 Extreme Networks, Inc. (NON)                                                          9,385,323
          4,421,500 QUALCOMM, Inc. (NON)                                                                166,513,690
                                                                                                      -------------
                                                                                                        505,523,782

Computers (5.0%)
-------------------------------------------------------------------------------------------------------------------
         12,677,300 Dell Computer Corp. (NON)                                                           302,480,378
          1,529,000 Emulex Corp. (NON)                                                                   32,001,970
          6,139,650 Hewlett-Packard Co.                                                                 106,891,307
          3,202,943 IBM Corp.                                                                           250,566,231
          1,916,000 Lexmark International, Inc. (NON)                                                   115,994,640
                                                                                                      -------------
                                                                                                        807,934,526

Conglomerates (4.0%)
-------------------------------------------------------------------------------------------------------------------
         26,263,900 General Electric Co.                                                                607,746,646
          2,647,200 Tyco Intl., Ltd. (Bermuda)                                                           42,381,672
                                                                                                      -------------
                                                                                                        650,128,318

Consumer Cyclicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            481,800 Black & Decker Manufacturing Co.                                                     17,653,152

Consumer Finance (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,590,600 Capital One Financial Corp.                                                          80,438,130
            253,700 Countrywide Credit Industries, Inc.                                                  13,994,092
          5,361,900 MBNA Corp.                                                                           90,240,777
                                                                                                      -------------
                                                                                                        184,672,999

Consumer Goods (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,553,200 American Greetings Corp. Class A (NON)                                               21,589,480
            225,900 Fortune Brands, Inc.                                                                  9,955,413
            356,000 International Flavors & Fragrances, Inc.                                             11,310,120
          3,344,585 Procter & Gamble Co.                                                                286,196,138
                                                                                                      -------------
                                                                                                        329,051,151

Distribution (0.2%)
-------------------------------------------------------------------------------------------------------------------
            897,900 SYSCO Corp.                                                                          26,371,323

Electric Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
            841,900 Edison International (NON)                                                           10,380,627
          1,048,800 Entergy Corp.                                                                        46,619,160
            509,200 Exelon Corp.                                                                         25,933,556
            189,200 FPL Group, Inc.                                                                      11,047,388
                                                                                                      -------------
                                                                                                         93,980,731

Electronics (4.4%)
-------------------------------------------------------------------------------------------------------------------
            257,900 Brooks-PRI Automation, Inc. (NON)                                                     2,707,950
         26,790,192 Intel Corp.                                                                         419,534,407
          1,375,800 Linear Technology Corp.                                                              35,949,654
            616,900 Marvell Technology Group, Ltd. (Bermuda) (NON)                                       11,270,763
            849,200 Maxim Integrated Products, Inc.                                                      26,452,580
          1,547,400 Microchip Technology, Inc.                                                           34,182,066
          4,667,600 Motorola, Inc.                                                                       37,247,448
          3,191,800 QLogic Corp. (NON)                                                                  106,223,104
          2,522,600 Texas Instruments, Inc.                                                              40,109,340
                                                                                                      -------------
                                                                                                        713,677,312

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,585,994 BJ Services Co. (NON)                                                                48,483,837
            768,300 Cooper Cameron Corp. (NON)                                                           37,239,501
          1,029,033 GlobalSantaFe Corp. (Cayman Islands)                                                 22,360,887
                                                                                                      -------------
                                                                                                        108,084,225

Financial (4.9%)
-------------------------------------------------------------------------------------------------------------------
          7,262,703 Citigroup, Inc.                                                                     249,691,729
          4,577,026 Fannie Mae                                                                          296,133,582
          4,017,800 Freddie Mac                                                                         224,916,444
            212,600 SLM Corp.                                                                            22,584,498
                                                                                                      -------------
                                                                                                        793,326,253

Food (0.7%)
-------------------------------------------------------------------------------------------------------------------
            439,400 Dole Food Co.                                                                        14,333,228
          2,378,433 Kraft Foods, Inc. Class A                                                            75,753,091
            688,700 Krispy Kreme Doughnuts, Inc. (NON)                                                   20,943,367
                                                                                                      -------------
                                                                                                        111,029,686

Forest Products and Packaging (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,591,300 Smurfit-Stone Container Corp. (NON)                                                  36,589,156

Gaming & Lottery (0.7%)
-------------------------------------------------------------------------------------------------------------------
            939,600 GTECH Holdings Corp. (NON)                                                           25,557,120
          2,030,400 Harrah's Entertainment, Inc. (NON)                                                   73,662,912
            162,300 International Game Technology (NON)                                                  12,800,601
                                                                                                      -------------
                                                                                                        112,020,633

Health Care Services (5.7%)
-------------------------------------------------------------------------------------------------------------------
          1,186,200 AdvancePCS (NON)                                                                     34,470,972
          1,971,600 AmerisourceBergen Corp.                                                             114,747,120
            453,300 Anthem, Inc. (NON)                                                                   28,140,864
          1,737,300 Cardinal Health, Inc.                                                               101,336,709
          3,084,400 Caremark Rx, Inc. (NON)                                                              60,454,240
              3,300 Coventry Health Care, Inc. (NON)                                                         91,575
          1,062,700 Express Scripts, Inc. Class A (NON)                                                  59,032,985
          1,280,800 HCA, Inc.                                                                            54,741,392
          1,448,300 Health Management Associates, Inc.                                                   26,822,516
            652,600 Health Net, Inc. (NON)                                                               17,581,044
          1,099,100 Oxford Health Plans, Inc. (NON)                                                      38,721,293
            612,300 Quest Diagnostics, Inc. (NON)                                                        32,929,494
            437,700 Steris Corp. (NON)                                                                   10,264,065
            427,600 Triad Hospitals, Inc. (NON)                                                          11,887,280
          1,749,400 UnitedHealth Group, Inc.                                                            153,772,260
            747,700 Universal Health Svcs., Inc. Class B (NON)                                           34,827,866
          1,826,000 Wellpoint Health Networks, Inc. (NON)                                               132,713,680
                                                                                                      -------------
                                                                                                        912,535,355

Homebuilding (0.3%)
-------------------------------------------------------------------------------------------------------------------
            324,000 KB Home                                                                              14,486,040
            607,300 Lennar Corp.                                                                         32,709,178
                                                                                                      -------------
                                                                                                         47,195,218

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------------------------------------------
            898,800 Whirlpool Corp.                                                                      46,710,636

Insurance (2.3%)
-------------------------------------------------------------------------------------------------------------------
          5,162,746 American International Group, Inc.                                                  279,407,814
          1,421,130 Fidelity National Financial, Inc.                                                    47,920,504
          1,017,500 Radian Group, Inc.                                                                   37,545,750
            509,987 Travelers Property Casualty Corp. Class B                                             8,292,389
                                                                                                      -------------
                                                                                                        373,166,457

Investment Banking/Brokerage (0.4%)
-------------------------------------------------------------------------------------------------------------------
            520,200 Federated Investors, Inc.                                                            13,291,110
          1,247,800 SEI Investments Co.                                                                  31,843,856
          1,153,400 Waddell & Reed Financial, Inc.                                                       21,095,686
                                                                                                      -------------
                                                                                                         66,230,652

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------------------------------------------
            443,400 Marriott International, Inc. Class A                                                 13,834,080
          1,724,800 Royal Caribbean Cruises, Ltd.                                                        27,545,056
                                                                                                      -------------
                                                                                                         41,379,136

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
            366,800 Deere (John) & Co.                                                                   15,478,960
            104,400 Parker-Hannifin Corp.                                                                 4,208,364
                                                                                                      -------------
                                                                                                         19,687,324

Manufacturing (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,191,600 Dover Corp.                                                                          31,184,172
            353,817 Illinois Tool Works, Inc.                                                            21,519,150
                                                                                                      -------------
                                                                                                         52,703,322

Media (0.8%)
-------------------------------------------------------------------------------------------------------------------
          7,349,619 AOL Time Warner, Inc. (NON)                                                          85,696,558
          1,551,400 Fox Entertainment Group, Inc. Class A (NON)                                          42,865,182
                                                                                                      -------------
                                                                                                        128,561,740

Medical Technology (2.3%)
-------------------------------------------------------------------------------------------------------------------
            961,800 Apogent Technologies, Inc. (NON)                                                     16,466,016
          1,025,300 Boston Scientific Corp. (NON)                                                        41,473,385
            878,600 Charles River Laboratories International, Inc. (NON)                                 26,164,708
          1,032,600 Cytyc Corp. (NON)                                                                    11,978,160
          1,213,700 Guidant Corp. (NON)                                                                  40,804,594
          4,473,301 Medtronic, Inc.                                                                     200,940,681
            342,700 Stryker Corp.                                                                        20,644,248
            355,700 Varian Medical Systems, Inc. (NON)                                                   18,588,882
                                                                                                      -------------
                                                                                                        377,060,674

Metals (0.5%)
-------------------------------------------------------------------------------------------------------------------
          4,410,400 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                   82,783,208

Office Equipment & Supplies (0.1%)
-------------------------------------------------------------------------------------------------------------------
            600,800 Pitney Bowes, Inc.                                                                   19,550,032

Oil & Gas (1.7%)
-------------------------------------------------------------------------------------------------------------------
            656,300 Burlington Resources, Inc.                                                           28,942,830
            959,847 ConocoPhillips                                                                       46,255,027
          2,995,857 Exxon Mobil Corp.                                                                   102,308,517
            744,418 Noble Corp. (Cayman Islands) (NON)                                                   25,518,649
          1,418,500 Occidental Petroleum Corp.                                                           41,434,385
          1,214,100 Unocal Corp.                                                                         33,812,685
                                                                                                      -------------
                                                                                                        278,272,093

Pharmaceuticals (15.4%)
-------------------------------------------------------------------------------------------------------------------
          5,218,050 Abbott Laboratories                                                                 198,912,066
          1,548,100 Allergan, Inc.                                                                       93,923,227
            268,200 Barr Laboratories, Inc. (NON)                                                        21,201,210
            665,700 Bristol-Myers Squibb Co.                                                             15,703,863
            709,300 Cephalon, Inc. (NON)                                                                 33,003,729
          1,549,800 Forest Laboratories, Inc. (NON)                                                      80,202,150
         11,246,640 Johnson & Johnson                                                                   602,932,370
          1,725,900 King Pharmaceuticals, Inc. (NON)                                                     25,336,212
          1,090,700 Lilly (Eli) & Co.                                                                    65,703,768
          5,370,278 Merck & Co., Inc.                                                                   297,459,698
         18,829,184 Pfizer, Inc.                                                                        571,654,026
          7,384,277 Pharmacia Corp.                                                                     308,441,250
          1,089,098 Shire Pharmaceuticals Group PLC ADR (United Kingdom) (NON)                           18,438,429
          3,903,200 Wyeth                                                                               152,341,896
                                                                                                      -------------
                                                                                                      2,485,253,894

Publishing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            455,400 McGraw-Hill Cos., Inc. (The)                                                         26,968,788
             18,400 Washington Post Co. (The) Class B                                                    13,514,800
                                                                                                      -------------
                                                                                                         40,483,588

Railroads (0.1%)
-------------------------------------------------------------------------------------------------------------------
            701,900 Burlington Northern Santa Fe Corp.                                                   18,228,343

Real Estate (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,269,300 Annaly Mortgage Management, Inc.                                                     23,164,725

Regional Bells (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,345,500 BellSouth Corp.                                                                      30,650,490
          1,785,282 SBC Communications, Inc.                                                             43,632,292
          1,697,200 Verizon Communications, Inc.                                                         64,968,816
                                                                                                      -------------
                                                                                                        139,251,598

Restaurants (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,725,200 Darden Restaurants, Inc.                                                             37,436,840
          3,269,400 Starbucks Corp. (NON)                                                                74,280,768
          1,203,700 Yum! Brands, Inc. (NON)                                                              27,901,766
                                                                                                      -------------
                                                                                                        139,619,374

Retail (10.4%)
-------------------------------------------------------------------------------------------------------------------
            575,000 Advance Auto Parts, Inc. (NON)                                                       25,098,750
            884,953 AutoZone, Inc. (NON)                                                                 58,150,262
          1,952,700 Bed Bath & Beyond, Inc. (NON)                                                        65,474,031
          1,651,800 Chico's FAS, Inc. (NON)                                                              30,079,278
            207,600 Expedia, Inc. Class A (NON)                                                          12,456,000
          1,058,200 Family Dollar Stores, Inc.                                                           31,872,984
            467,600 Federated Department Stores, Inc. (NON)                                              12,166,952
          2,430,325 Home Depot, Inc. (The)                                                               50,793,793
          2,200,300 JC Penney Co., Inc. (Holding Co.)                                                    42,663,817
          2,083,300 Kohl's Corp. (NON)                                                                  109,102,421
          3,071,828 Kroger Co. (NON)                                                                     46,353,885
          1,427,075 Limited, Inc. (The)                                                                  17,966,874
          1,069,300 Liz Claiborne, Inc.                                                                  30,710,296
          6,055,400 Lowe's Cos., Inc.                                                                   206,973,572
          1,183,800 Michaels Stores, Inc. (NON)                                                          39,953,250
          3,319,500 Office Depot, Inc. (NON)                                                             44,315,325
          1,343,900 Pier 1 Imports, Inc.                                                                 22,779,105
          1,900,000 Staples, Inc. (NON)                                                                  32,623,000
          2,590,300 Target Corp.                                                                         73,072,363
          7,810,980 TJX Cos., Inc. (The)                                                                143,409,593
          9,652,189 Wal-Mart Stores, Inc.                                                               461,374,634
          1,746,600 Walgreen Co.                                                                         50,651,400
            545,211 Whole Foods Market, Inc. (NON)                                                       27,707,623
          1,261,700 Williams-Sonoma, Inc. (NON)                                                          29,864,439
                                                                                                      -------------
                                                                                                      1,665,613,647

Schools (0.4%)
-------------------------------------------------------------------------------------------------------------------
            700,100 Apollo Group, Inc. Class A (NON)                                                     31,126,446
            741,900 Career Education Corp. (NON)                                                         34,795,110
                                                                                                      -------------
                                                                                                         65,921,556

Semiconductor (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,258,371 Applied Materials, Inc. (NON)                                                        50,972,701
            925,000 KLA-Tencor Corp. (NON)                                                               30,192,000
          2,705,200 LAM Research Corp. (NON)                                                             31,623,788
            775,900 Novellus Systems, Inc. (NON)                                                         22,850,255
                                                                                                      -------------
                                                                                                        135,638,744

Software (6.5%)
-------------------------------------------------------------------------------------------------------------------
          2,118,900 Adobe Systems, Inc.                                                                  55,981,338
          1,142,000 BMC Software, Inc. (NON)                                                             20,133,460
            797,900 Business Objects SA ADR (France) (NON)                                               12,806,295
            105,000 Internet Security Systems, Inc. (NON)                                                 1,363,950
            448,200 Mercury Interactive Corp. (NON)                                                      15,906,618
         13,105,900 Microsoft Corp. (NON)                                                               622,006,014
            183,100 NETIQ Corp. (NON)                                                                     2,188,045
          3,769,975 Network Associates, Inc. (NON)                                                       57,567,518
         12,655,642 Oracle Corp. (NON)                                                                  152,247,373
          2,342,900 Symantec Corp. (NON)                                                                109,366,572
                                                                                                      -------------
                                                                                                      1,049,567,183

Technology Services (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,619,200 Affiliated Computer Services, Inc. Class A (NON)                                     87,793,024
            906,400 Automatic Data Processing, Inc.                                                      31,424,888
          1,298,900 BISYS Group, Inc. (The) (NON)                                                        20,522,620
            823,200 Computer Sciences Corp. (NON)                                                        25,189,920
          1,153,500 Concord EFS, Inc. (NON)                                                              16,910,310
            507,500 DST Systems, Inc. (NON)                                                              16,706,900
            668,500 Equifax, Inc.                                                                        14,312,585
            207,400 Fair, Isaac and Co., Inc.                                                            10,318,150
            715,200 Fiserv, Inc. (NON)                                                                   22,293,499
          1,610,400 SunGard Data Systems, Inc. (NON)                                                     31,306,176
                                                                                                      -------------
                                                                                                        276,778,072

Telecommunications (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,417,900 AT&T Wireless Services, Inc. (NON)                                                   20,746,653
          1,098,100 CenturyTel, Inc.                                                                     33,305,373
            553,300 Citizens Communications Co. (NON)                                                     5,416,807
          5,171,700 Nextel Communications, Inc. Class A (NON)                                            65,266,854
          1,682,300 Sprint Corp. (FON Group)                                                             20,423,122
                                                                                                      -------------
                                                                                                        145,158,809

Textiles (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,305,500 Reebok International, Ltd. (NON)                                                     69,718,320

Tobacco (1.3%)
-------------------------------------------------------------------------------------------------------------------
          5,704,900 Altria Group, Inc.                                                                  216,044,563
                                                                                                    ---------------
                    Total Common Stocks (cost $17,171,524,122)                                      $15,930,736,009

SHORT-TERM INVESTMENTS (2.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $188,464,142 Short-term investments held as collateral for loaned securities with yields ranging from 1.27% to 1.35% and due dates ranging from
                    February 3, 2003 to March 24, 2003 (d)                                             $188,380,491
        167,610,561 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.69% and due dates ranging
                    from February 3, 2003 to March 31, 2003 (d)                                         167,610,561
                                                                                                    ---------------
                    Total Short-Term Investments (cost $355,991,052)                                   $355,991,052
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $17,527,515,174)                                        $16,286,727,061
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $16,097,527,763.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Written Options Outstanding at January 31, 2003 (Unaudited)
(premiums received $714,571)

                                            Expiration Date/         Market
Contract Amount                               Strike Price           Value
------------------------------------------------------------------------------
532,468 Capital One Financial Corp. (Call)  Feb 03/ 38.70 USD       $49,519
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $181,696,258 of securities
on loan (identified cost $17,527,515,174) (Note 1)                          $16,286,727,061
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        14,079,982
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           26,707,138
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  156,736,334
-------------------------------------------------------------------------------------------
Total assets                                                                 16,484,250,515

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                     41,123
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                102,717,786
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       65,679,198
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     20,292,678
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        3,274,321
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       737,010
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,467
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            4,987,091
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$714,571) (Notes 1 and 3)                                                            49,519
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              188,380,491
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              556,068
-------------------------------------------------------------------------------------------
Total liabilities                                                               386,722,752
-------------------------------------------------------------------------------------------
Net assets                                                                  $16,097,527,763

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $23,947,816,678
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        655,853
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                       (6,610,821,707)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                   (1,240,123,061)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                 $16,097,527,763

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($10,689,054,819 divided by 859,012,005 shares)                                      $12.44
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.44)*                              $13.20
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($2,538,729,832 divided by 229,760,178 shares)**                                     $11.05
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($137,186,626 divided by 11,306,455 shares)**                                        $12.13
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($276,845,329 divided by 23,395,611 shares)                                          $11.83
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.83)*                              $12.26
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($958 divided by 77 shares)                                                          $12.44
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($2,455,710,199 divided by 192,209,971 shares)                                       $12.78
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended January 31, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $36,964)                                       $97,939,296
-------------------------------------------------------------------------------------------
Interest                                                                          3,116,182
-------------------------------------------------------------------------------------------
Securities lending                                                                  341,796
-------------------------------------------------------------------------------------------
Total investment income                                                         101,397,274

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 41,826,406
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   17,644,878
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   192,705
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     37,740
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            14,379,219
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            15,078,379
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               743,214
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,137,963
-------------------------------------------------------------------------------------------
Other                                                                             6,605,281
-------------------------------------------------------------------------------------------
Total expenses                                                                   97,645,785
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,129,033)
-------------------------------------------------------------------------------------------
Net expenses                                                                     96,516,752
-------------------------------------------------------------------------------------------
Net investment income                                                             4,880,522
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                            (1,807,716,342)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                  11,135,477
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          10,317
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                              2,934,822
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the period                                                         11,721
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and written options
during the period                                                               469,541,663
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (1,324,082,342)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(1,319,201,820)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                       January 31               July 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $4,880,522           $13,936,158
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                       (1,793,635,726)       (4,423,748,574)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                      469,553,384        (3,399,426,953)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (1,319,201,820)       (7,809,239,369)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                (87,128)          (37,163,823)
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (7,606,457)          (15,118,379)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --          (659,215,436)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (274,207,832)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (9,327,036)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --           (19,932,182)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (121,109,593)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (836,047,603)       (1,786,304,079)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (2,162,943,008)      (10,731,617,729)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                18,260,470,771        28,992,088,500
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $655,853 and $3,468,916, respectively)                  $16,097,527,763       $18,260,470,771
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           January 31
operating performance               (Unaudited)                        Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.42       $19.53       $30.22       $24.25       $21.36       $19.49
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01          .03          .08         (.11)        (.05)        (.04)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.99)       (5.35)       (8.17)        9.06         4.53         3.12
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.98)       (5.32)       (8.09)        8.95         4.48         3.08
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --(d)      (.04)        (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.75)       (2.59)       (2.98)       (1.59)       (1.21)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --(d)      (.79)       (2.60)       (2.98)       (1.59)       (1.21)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.44       $13.42       $19.53       $30.22       $24.25       $21.36
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.30)*     (28.24)      (28.54)       37.76        22.40        16.83
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $10,689,055  $11,811,007  $17,683,446  $25,277,820  $17,180,288  $13,854,611
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .51*         .96          .88          .86          .90          .96
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .08*         .21          .33         (.37)        (.25)        (.20)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 34.13*       91.27       140.30        76.95        85.05        60.04
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                         Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.96       $17.59       $27.68       $22.57       $20.14       $18.57
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.08)        (.09)        (.31)        (.21)        (.18)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.87)       (4.80)       (7.40)        8.40         4.23         2.96
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.91)       (4.88)       (7.49)        8.09         4.02         2.78
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.75)       (2.59)       (2.98)       (1.59)       (1.21)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --         (.75)       (2.60)       (2.98)       (1.59)       (1.21)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.05       $11.96       $17.59       $27.68       $22.57       $20.14
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.61)*     (28.82)      (29.02)       36.69        21.43        16.02
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,538,730   $3,406,811   $7,170,549  $11,692,070   $8,433,131   $7,263,280
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .88*        1.71         1.63         1.61         1.65         1.71
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.29)*       (.53)        (.42)       (1.12)       (1.00)        (.95)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 34.13*       91.27       140.30        76.95        85.05        60.04
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                            January 31                                       July 26, 1999+
operating performance               (Unaudited)            Year ended July 31           to July 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.13       $19.23       $30.00       $24.25       $24.64
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.09)        (.09)        (.33)          -- (d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.96)       (5.26)       (8.08)        9.06         (.39)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.00)       (5.35)       (8.17)        8.73         (.39)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.01)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.75)       (2.59)       (2.98)          --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.75)       (2.60)       (2.98)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.13       $13.13       $19.23       $30.00       $24.25
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.62)*     (28.81)      (29.05)       36.79        (1.58)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $137,187     $156,830     $244,232     $219,658         $822
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .88*        1.71         1.63         1.61          .03*
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.29)*       (.54)        (.40)       (1.09)        (.02)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 34.13*       91.27       140.30        76.95        85.05
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           January 31
operating performance               (Unaudited)                         Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.79       $18.71       $29.20       $23.61       $20.93       $19.22
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.02)        (.05)        (.04)        (.25)        (.16)        (.14)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.94)       (5.12)       (7.85)        8.82         4.43         3.06
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.96)       (5.17)       (7.89)        8.57         4.27         2.92
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.75)       (2.59)       (2.98)       (1.59)       (1.21)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --         (.75)       (2.60)       (2.98)       (1.59)       (1.21)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.83       $12.79       $18.71       $29.20       $23.61       $20.93
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.51)*     (28.64)      (28.87)       37.13        21.83        16.21
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $276,845     $317,614     $510,434     $674,784     $390,975     $322,277
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .76*        1.46         1.38         1.36         1.40         1.46
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.17)*       (.29)        (.17)        (.87)        (.75)        (.69)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 34.13*       91.27       140.30        76.95        85.05        60.04
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------
                                  For the period
Per-share                           January 21+
operating performance              to January 31
-------------------------------------------------
                                        2003
-------------------------------------------------
Net asset value,
beginning of period                   $12.98
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment income (a)                 -- (d)
-------------------------------------------------
Net realized and unrealized
loss on investments                     (.54)
-------------------------------------------------
Total from
investment operations                   (.54)
-------------------------------------------------
Net asset value,
end of period                         $12.44
-------------------------------------------------
Total return at
net asset value (%)(b)                 (4.16)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                            $1
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .04*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)                 -- (e)
-------------------------------------------------
Portfolio turnover (%)                 34.13*
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than 0.01% based on average net assets.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS  Y
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                        Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.80       $20.07       $30.89       $24.69       $21.66       $19.70
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .02          .08          .14         (.04)          -- (d)      .01
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.00)       (5.51)       (8.36)        9.22         4.62         3.16
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (0.98)       (5.43)       (8.22)        9.18         4.62         3.17
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.04)        (.09)        (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.75)       (2.59)       (2.98)       (1.59)       (1.21)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.04)        (.84)       (2.60)       (2.98)       (1.59)       (1.21)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.78       $13.80       $20.07       $30.89       $24.69       $21.66
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.12)*     (28.08)      (28.33)       38.04        22.75        17.12
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,455,710   $2,568,208   $3,383,428   $4,459,634   $2,406,418   $1,476,485
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .38*         .71          .63          .61          .65          .71
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .21*         .45          .58         (.12)          -- (e)      .06
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 34.13*       91.27       140.30        76.95        85.05        60.04
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than 0.01% based on average net assets.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
January 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Voyager Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have potential for capital appreciation significantly greater than that of the market averages.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a max i mum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approx i mately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distri bution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans.
Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college sav ings plans, bank trust departments and trust companies, and other defined contri bution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counter party to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after the fund's portfolio.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A. The fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2003, the value of securities loaned amounted to $181,696,258. The fund received cash collateral of $188,380,491, which is pooled with collateral of other Putnam funds into 23 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2003, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2002, the fund had a capital loss carryover of approximately $1,620,664,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on July 31, 2010.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2003 approximately $2,446,128,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

The aggregate identified cost on a tax basis is $18,253,884,993, resulting in gross unrealized appreciation and depreciation of $416,963,320 and $2,384,121,252, respectively, or net unrealized depreciation of $1,967,157,932.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At January 31, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2003, the fund's expenses were reduced by $1,129,033 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,210 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, re spec tively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $688,199 and $10,416 from the sale of class A and class M shares, respectively, and received $3,148,286 and $7,681 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2003, Putnam Retail Management, acting as underwriter, received $23,562 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,783,789,793 and $6,390,088,504, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the period are summarized as follows:

                                              Contract            Premiums
                                                Amount            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of period                            152,520            $334,019
---------------------------------------------------------------------------
Options opened                               3,400,546           3,586,691
---------------------------------------------------------------------------
Options exercised                             (298,221)           (263,817)
---------------------------------------------------------------------------
Options expired                             (2,572,377)         (2,758,572)
---------------------------------------------------------------------------
Options closed                                (150,000)           (183,750)
---------------------------------------------------------------------------
Written options
outstanding at
end of period                                  532,468            $714,571
---------------------------------------------------------------------------

Note 4
Capital shares

At January 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                106,783,389      $1,406,982,126
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 6,386              82,792
---------------------------------------------------------------------------
                                           106,789,775       1,407,064,918

Shares repurchased                        (128,021,693)     (1,660,213,782)
---------------------------------------------------------------------------
Net decrease                               (21,231,918)      $(253,148,864)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                196,622,505      $3,244,063,522
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            37,592,850         666,898,671
---------------------------------------------------------------------------
                                           234,215,355       3,910,962,193

Shares repurchased                        (259,343,238)     (4,185,542,499)
---------------------------------------------------------------------------
Net decrease                               (25,127,883)      $(274,580,306)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,781,885        $148,998,315
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            12,781,885         148,998,315

Shares repurchased                         (67,854,815)       (788,752,389)
---------------------------------------------------------------------------
Net decrease                               (55,072,930)      $(639,754,074)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,795,738        $538,083,473
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            16,103,032         255,876,098
---------------------------------------------------------------------------
                                            51,898,770         793,959,571

Shares repurchased                        (174,805,961)     (2,546,310,841)
---------------------------------------------------------------------------
Net decrease                              (122,907,191)    $(1,752,351,270)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,400,149         $30,968,297
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,400,149          30,968,297

Shares repurchased                          (3,034,934)        (38,634,970)
---------------------------------------------------------------------------
Net decrease                                  (634,785)        $(7,666,673)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,463,652         $73,158,266
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               483,752           8,441,491
---------------------------------------------------------------------------
                                             4,947,404          81,599,757

Shares repurchased                          (5,705,214)        (91,425,316)
---------------------------------------------------------------------------
Net decrease                                  (757,810)        $(9,825,559)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,069,005         $25,778,057
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,069,005          25,778,057

Shares repurchased                          (3,502,354)        (43,166,676)
---------------------------------------------------------------------------
Net decrease                                (1,433,349)       $(17,388,619)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,673,218         $74,557,423
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,152,626          19,548,532
---------------------------------------------------------------------------
                                             5,825,844          94,105,955

Shares repurchased                          (8,282,627)       (126,714,332)
---------------------------------------------------------------------------
Net decrease                                (2,456,783)       $(32,608,377)
---------------------------------------------------------------------------

                                           For the period January 21, 2003
                                           (commencement of operations) to
                                                          January 31, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                         77              $1,000
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                    77               1,000

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                        77              $1,000
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,093,084        $467,520,214
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               561,025           7,606,457
---------------------------------------------------------------------------
                                            35,654,109         475,126,671

Shares repurchased                         (29,568,079)       (393,217,044)
---------------------------------------------------------------------------
Net increase                                 6,086,030         $81,909,627
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 60,180,238        $988,133,170
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             7,480,943         136,227,972
---------------------------------------------------------------------------
                                            67,661,181       1,124,361,142

Shares repurchased                         (50,144,815)       (841,299,709)
---------------------------------------------------------------------------
Net increase                                17,516,366        $283,061,433
---------------------------------------------------------------------------

At January 31, 2003, Putnam Investments, LLC owned 77 class R shares of the fund (100% of class R shares outstanding), valued at $958.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Brian C. O'Toole
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA016-88595  007/883/530  3/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Voyager Fund
Supplement to Semiannual Report dated 1/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 1/31/03

                                                                        NAV

6 months                                                              -7.12%
1 year                                                               -26.68
5 years                                                               -8.72
Annual average                                                        -1.81
10 years                                                             118.29
Annual average                                                         8.12
Life of fund (since class A inception, 4/1/69)
Annual average                                                        11.59

Share value:                                                            NAV

7/31/02                                                              $13.80
1/31/03                                                              $12.78

----------------------------------------------------------------------------

Distributions:     No.           Income         Capital gains        Total
                   1            $0.0392               --            $0.0392

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.